SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a_11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                       Celtron International, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a_6(I)(4) and 0_11.

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          pursuant to Exchange Act Rule 0_11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
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     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0_11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing party:
                                                                        1
     (4)  Date filed:


Celtron International, Inc.
563 Old Pretoria Road
Midrand, South Africa S9 1658

May 13, 2003

To: All stockholders of Celtron International, Inc.
From: Celtron International, Inc. - Allen Harington, President
Subject: Special Meeting of Shareholders

Dear Shareholders:

I am happy to share with you the news that the company has reached the point where it will actually show a profit in our next reported quarter. Our new acquisition and new contractual relationships have led your Board of Directors to recommend increasing the available stock capital to provide room for further expansion and the creation of new strategic partnerships. It is for this reason that the Board has called this meeting and recommends that you vote in favor of this proposal.

I ask you to read the following material carefully, and invite you to attend the meeting in person or by proxy.

Very truly yours,


Allen Harington
--------------------------
Allen Harington, President



Celtron International, Inc.
563 Old Pretoria Road
Midrand, South Africa S9 1658


                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                 June 10, 2003
                            5:00 P.M. PACIFIC TIME

                         ______________________________

NOTICE IS HEREBY GIVEN, that the 2003 Special Meeting of Shareholders of Celtron International, Inc., a Nevada corporation ("CLTR"), will be held at 5:00 p.m. Pacific Daylight Time on June 10, 2003, at the offices of the Company's corporate counsel at 629 State Street, Suite 217, Santa Barbara, California, for the following purposes:
                                                                          2


(1) To amend the articles of incorporation to increase the authorized share capital to one hundred million (100,000,000) shares; and

(2) To transact such other business as may properly come before the 2003 Special Meeting and any adjournment thereof.

The Company has fixed the close of business on March 31, 2003 as the Record Date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS,


                                          --------------------------
Midrand, South Africa                     Allen Harington, President
May 13, 2003


TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING IN PERSON HAVE THE RIGHT TO REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON, IF THEY SO DESIRE.

                   --------------------------------------------

                          CELTRON INTERNATIONAL, INC.

                                PROXY STATEMENT

                 FOR THE 2003" SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 10, 2003


                               I. INTRODUCTION

The Board of Directors of Celtron International, Inc., a Nevada corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2003 Special Meeting of Shareholders of the Company to be held at 5:00 p.m. Pacific Time on June 10, 2003, and any adjournments thereof.

This Proxy Statement, the Notice of Special Meeting and Proxy Card, are being mailed to shareholders on or about May 14, 2003.


                    II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on March 31, 2003, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 16,269,200 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one
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vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the SPECIAL Meeting, is required for approval of each of the Company's three proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the SPECIAL Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Chief Executive Officer of the Company, Mr. Allen Harington, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting. The meeting will be chaired and conducted by Kenneth Eade, corporate counsel.


              III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of June 30, 2001, by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.



                                                                          4

NAMES OF EXECUTIVE                           SHARES             PERCENTAGE
OFFICER, DIRECTORS                        BENEFICIALLY         BENEFICIALLY
AND 5% HOLDERS                               OWNED                OWNED
---------------------------               ------------         ------------
Allen Harington                           13,901,000               85.44%
Celtron International, PLC
Unit 2 West
Momentum Business Park
563 Old Pretoria Road
Halfway House
Pretoria, South Africa 1685


Marius Jordan                                      0                   0%

Officers and directors as a group         13,901,000               85.44%

     ---------------------------------------------------------------

                         IV. EXECUTIVE COMPENSATION

The Company has made no provisions for cash compensation to its officers and directors at this time. The Company will enter into written employment agreements with its management. No salaries are being paid at the present time, and will not be paid unless and until there is available cash flow from operations or additional influx of capital to pay salaries. There were no grants of options or SAR grants given to any executive officers during the last fiscal year.

V. PROPOSAL NUMBER ONE - TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARE CAPITAL TO 100,000,000 SHARES;

The Board of Directors has decided to expand the company's operations to provide electronic technological solutions for cellular communication and tracking systems, among other things. The Company has acquired an ongoing business with the acquisition of the assets of Celtron International, and the Board feels that the company's name should be changed to more reflect the expansion of the company's business. Therefore, the company proposes that article SECOND of the company's articles of incorporation be amended to read as follows:

   "SECOND: This corporation is authorized to issue one class of stock, common. The amount of shares authorized to be issued by this corporation is One hundred Million (100,000,000) shares."

I. PROPOSAL NUMBER ONE CALLS FOR THE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION, INCREASING THE AUTHORIAED SHARE CAPITAL TO 100,000,000 SHARES. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NUMBER ONE.





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                             VII. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.


                           VIII. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the Special Meeting of Shareholders must be received by the Company by July 30, 2001. The proposal will be presented at the Special Meeting, but not included in the Company's Proxy Statement, and related proxy solicitation materials, for the Company's Special Meeting of Shareholders.

BY ORDER OF THE BOARD OF DIRECTORS,


Allen Harington
-----------------------------------
ALLEN Harington, President
Midrand, South Africa, May 13, 2003



                                    PROXY

The undersigned shareholder of Celtron International, Inc. (The "Company") hereby appoints Kenneth Eade, corporate counsel, as proxy holder of the undersigned to attend the SPECIAL meeting of the Company to be held on June 10, 2003, and any adjournment thereof with authority to act and vote at the meeting for and on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:


PROPOSAL ONE: TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASED THE AUTHORIZED SHARE CAPITAL TO 100,000,000 SHARES.

           _______ FOR

           _______ AGAINST

           _______ ABSTAIN







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                            PLEASE SIGN AND DATE BELOW

INSTRUCTION: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If a corporation, please sign in full corporate name by the duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY. THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN PRESENTED.

Executed this ____day of _________, 2003.

________________________
________________________
Name of Shareholder
Signature of Shareholder
________________________
________________________
Address (if different from above)
Signature of Shareholder

________________________
________________________
Share Certificate No.
Number of Shares voted

_______________________






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